Exhibit 99.1



PRESENTATION TO

Raymond James U.S. Bank Conference

September 5, 2024

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Forward Looking Statement Disclaimer

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the company's market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; accounting principles, policies, and guidelines; disruptions to customer and employee relationships and business operations caused by the acquisition of Johnson County Bank; the ability to implement integration plans associated with such acquisition, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by such acquisition within the expected timeframe, or at all; and other factors identified in Item 1A, "Risk Factors," in our Annual Report on 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Our Values

Smart
Clever minds create change.

Young-at-Heart
We surprise and delight.

Inspired
Extraordinary passion drives us.

Energetic
This is contagious.

Skyline

Kind
We're never wrong by doing right.

Local
We're from here. We own it.

Nonconforming
We don't do mediocre or status quo.

Highlights and History

Highlights:

GROWING COMMUNITY BANK

as of June 30, 2024

Assets: **$1.064 billion**

Loans: **$834 million**

Deposits: **$948 million**

Network: **27 branches**

2 Ipo's

TICKER: **SLBK** (OTC QX)

MARKET CAP: **$64.2 million** as of August 15, 2024

#1 deposit share IN HOME COUNTIES OF GRAYSON AND FLOYD, VIRGINIA

History:

1900	1916	1955	2015	2016	2017	2018	2024
The Bank of Grayson opens for business	National charter granted and name changes to Grayson County National Bank	Bank becomes The Grayson National Bank	Parkway Acquisition Corp. formed	Strategic merger with The Bank of Floyd	Combined company rebranded as Skyline National Bank	Acquisition of Great State Bank in Wilkesboro, NC	Pending acquisition of Johnson County Bank in Mountain City, TN

Demonstrated History of Successful Expansion


TOTAL ASSETS
(in thousands)
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
November, 2015
Parkway Acquisition Corp formed
July 1, 2016
Grayson National Bank/ Bank of Floyd merger
March 17, 2017
Name changed to Skyline National Bank
April 19, 2018
West Jefferson branch opened
July 1, 2018
Merger with Great State Bank
December 2, 2019
Mocksville branch opened
March 16, 2020
Lenoir branch opened
July 6, 2020
Hudson and Hickory Mountain View branches opened
2020-2021
Recognized in Forbes magazine for PPP program that originated over 2,900 loans for over $128 million
February 9, 2022
Hickory Viewmont branch opened
May 25, 2022
Christiansburg branch relocated
June 23, 2023
Blacksburg branch opened
July 27, 2023
Meadows of Dan branch opened
April 17, 2024
Announced JCB merger
$331,760
$558,856
$547,961
$680,284
$706,290
$855,387
$995,848
$997,734
$1,045,843
$1,223,985
16.6%
CAGR
December 31, 2015
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022
June 30, 2023
PF 2024 Q2(1)

(1) Total assets illustrated pro forma for pending merger with Johnson County Bank.
Source: S&P Capital IQ Pro

Investment Rationale

UNRECOGNIZED VALUE – discount to peer institutions

IMPROVED SCALE AND GEOGRAPHY

- 2016 MOE – Roanoke and New River Valleys
- 2018 Acquisition – Increased NC presence
- 2024 Pending Acquisition – Establishes TN presence

ORGANIC GROWTH OPPORTUNITIES in existing and contiguous markets

GROWTH POTENTIAL for "True" community bank:

- Large banks exiting markets (Wells Fargo, Bank of America, Truist)
- Consolidation of local community banks into larger regional banks (Surrey Bank, First Community, American National, Atlantic Union, Aquesta, Union, and FNB of PA)

STRONG FINANCIAL PERFORMANCE

SOUND ASSET QUALITY – diverse loan portfolio

LOW-COST CORE DEPOSIT BASE – strong NIM

CURRENT SHARES OUTSTANDING: 5,629,204 at 6/30/2024

SHARE REPURCHASE PROGRAM

- Over 12% outstanding shares (708,971) repurchased over the past five years

CURRENT PRICE: $11.40 (as of 8/14/2024)

TBV: $14.30 (as of 6/30/2024)

PRICE/TBV: 79.7%

SHAREHOLDER BASE:

- @1,293 registered holders
- Largely retail
- 2 of top 5 shareholders are represented on the board

PROVEN MANAGEMENT TEAM:

- Depth with built-in succession
- M&A experience – 2 deals in recent years, 1 recently announced with closing expected in H2, '24

Resilient, Low-Cost Funding Base



Skyline National Bank Cost of Interest-Bearing Deposits vs Fed Funds Rate
5.33
1.84
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Cost of IB Deposits
Fed Funds

Source: S&P Capital IQ

Strong and Improving Financial Performance


Earnings Per Share
10% CAGR
$0.58
$1.32
2015
Q2 2024 Annualized


Efficiency Ratio (%)
85.9
1,200+ bps improvement
73.8
2015
Q2 2024 Annualized


Core Return on Average Assets (%)
~2x increase
0.38
0.82
2015
Q2 2024 Annualized


Return on Average Tangible Common Equity (%)
~3x increase
3.2
9.4
2015
Q2 2024 Annualized

Source: S&P Capital IQ

Dominant Deposit Market Share in Core Markets

County	Market Rank	Branches in Market	Deposits in Market ($M)	Deposit Market Share	% of Franchise
Floyd	1	2	$158	54.1%	17.5%
Grayson	1	5	153	78.4%	17.0%
Carroll	2	2	131	33.5%	14.5%
Wilkes	6	1	73	8.5%	8.1%
Galax (City)	4	1	57	13.5%	6.3%
Yadkin	6	1	50	10.1%	5.6%
Alleghany	4	1	47	18.4%	5.2%
Wythe	9	1	35	4.4%	3.9%
Roanoke	9	1	30	1.3%	3.3%
Caldwell	6	2	28	2.9%	3.1%
Davie	5	1	28	4.8%	3.1%
Montgomery	10	2	27	0.9%	3.0%
Ashe	5	1	23	3.6%	2.6%
Watauga	12	1	19	1.2%	2.1%
Roanoke (City)	8	1	17	0.4%	1.9%
Catawba	10	2	15	0.4%	1.7%
Pulaski	7	1	12	2.3%	1.3%
Patrick [(1)]	5	1	0 [(1)]	0.0%	0.0%
Total / Wtd. Avg.	**4**	**27**	**$904**	**31.4%**	**100.0%**

#1 rank in counties representing ~35% of total deposits

Top 2 rank in counties representing ~50% of total deposits

> 50% market share in top 2 deposit markets (Floyd and Grayson counties)

Source: S&P Capital IQ; FDIC Summary of Deposits Survey for June 30, 2023

(1) Patrick county branch opened in August 2023, after the FDIC's June 2023 Summary of Deposits Survey

Deposits in this branch totaled $17 million at August 9, 2024

Investment Rationale


MEDIAN PRICE/TBV
78.9%
91.6%
120.4%
92.1%
90.1%
SLBK
Virginia
North Carolina
Southeast(1)
US
MEDIAN PRICE/LTM EARNINGS
7.7x
8.2x
8.2x
8.9x
9.5x
SLBK
Virginia
North Carolina
Southeast (1)
US

RAYMOND JAMES

(1) Southeast defined as AL, AR, FL, GA, MS, NC, SC, TN, VA, WV

Note: Financial data as of or for the period ended June 30, 2024; includes banks with total assets between $500M and $1.5B; analysis excludes merger targets; market data as of August 19, 2024

Source: S&P Capital IQ Pro

Selected Public Peer Group

CRITERIA
HEADQUARTERS: Virginia & North Carolina
TOTAL ASSETS: $500M – $1.5B

HIGHLIGHTS
LTM ROAA: (0.41%) – 1.53%
LTM ROAE: (5.9%) – 19.6%

	Bank Overview						Financial and Perfomance Figures						Trading Data									
	Company Name	State	Ticker	HQ City	# of Branches	Total Assets ($MM)	NPAs / Assets (%)	TCE Ratio (%)	LTM ROAA (%)	LTM ROAE (%)	LTM NIM (%)	Effncy Ratio (%)	8/19/2024 Price ($)	High ($)	Low ($)	Market Cap. ($MM)	ADV (Shares)	LTM EPS (x)	2025E EPS (x)	TBV (%)	Mkt Cap / Assets (%)	Div Yield (%)
1	Bank of Botetourt	VA	BORT	Buchanan	13	794,283	0.05	9.02	1.01	10.7	3.31	64	31.12	31.78	28.35	60.9	859	8.2	-	85.0	7.7	2.57
2	Bank of the James Finl Grp Inc	VA	BOTJ	Lynchburg	21	978,011	0.08	5.43	0.88	15.3	3.12	76	13.22	15.75	9.49	60.1	6,329	7.1	-	114.1	6.1	3.03
3	Benchmark Bankshares Inc.	VA	BMBN	Kenbridge	18	1,178,488	0.11	8.49	1.25	14.7	4.22	69	20.35	24.00	19.25	90.7	860	6.5	-	91.2	7.7	4.14
4	Citizens Bancorp of Virginia	VA	CZBT	Blackstone	13	556,522	0.13	11.08	1.46	14.4	3.78	53	26.55	31.38	24.75	56.1	300	6.8	-	91.1	10.1	4.07
5	F & M Bank Corp.	VA	FMBM	Timberville	16	1,309,645	0.58	6.02	0.44	7.6	2.67	73	22.49	22.75	15.00	79.2	3,000	13.8	-	99.1	6.0	4.64
6	First National Corp.	VA	FXNC	Strasburg	22	1,457,528	0.59	8.03	0.57	6.9	3.34	71	16.90	21.75	14.50	106.1	4,341	13.4	7.7	90.9	7.3	3.56
7	FreedomFinl Holdings Inc.	VA	FDVA	Fairfax	6	1,096,108	1.06	7.24	0.23	3.3	2.55	81	10.00	11.27	9.66	72.3	1,742	28.6	-	91.6	6.6	NA
8	KS Bancorp Inc.	NC	KSBI	Smithfield	12	668,804	0.12	6.51	0.95	15.0	3.38	65	53.00	55.00	45.00	58.7	36	9.8	-	134.9	8.8	1.96
9	Lumbee Guaranty Bank	NC	LUMB	Pembroke	16	517,208	0.15	8.27	1.07	13.4	2.88	72	12.50	14.00	8.81	41.7	348	7.4	-	94.5	8.1	2.56
10	New Peoples Bankshares Inc	VA	NWPP	Honaker	19	854,670	0.65	7.75	0.84	11.1	3.51	72	2.68	2.95	2.25	63.4	728	8.9	-	95.8	7.4	2.61
11	Oak Ridge Financial Services	NC	BKOR	Oak Ridge	5	631,611	0.08	9.43	0.95	10.3	3.82	68	18.15	20.00	14.06	50.1	1,668	8.5	-	84.2	7.9	2.64
12	Oak View Bankshares	VA	OAKV	Warrenton	4	629,912	0.00	5.63	0.89	16.5	2.94	59	13.00	16.00	8.25	38.4	615	7.2	-	108.1	6.1	1.60
13	Old Point Financial Corp.	VA	OPOF	Hampton	15	1,423,354	0.11	7.61	0.49	6.8	3.48	77	18.18	20.26	13.49	92.3	8,295	13.0	-	85.3	6.5	3.07
14	PB Financial Corporation	NC	PBNC	Rocky Mount	11	1,261,078	0.05	8.69	1.53	13.9	3.57	46	41.00	43.50	36.50	120.1	609	7.8	-	111.2	9.5	5.27
15	Pinnacle Bankshares Corp.	VA	PPBN	Altavista	18	998,247	0.13	7.14	0.93	13.9	3.56	72	29.49	31.72	18.25	65.3	517	6.9	-	91.7	6.5	3.39
16	Triad Bus. Bank	NC	TBBC	Greensboro	3	521,421	0.00	8.33	(0.41)	(5.9)	2.11	114	5.01	7.40	4.90	40.0	591	NM	-	92.1	7.7	NA
17	Uwharrie Capital Corp	NC	UWHR	Albemarle	10	1,123,260	0.15	3.69	0.84	19.6	3.32	71	7.85	8.25	6.74	55.0	201	6.7	-	133.8	4.9	NA
18	Village Bank & Tr Finl Corp.	VA	VBFC	Midlothian	9	747,726	0.05	9.38	0.35	3.8	3.69	74	47.78	48.95	36.08	71.4	532	27.8	-	101.8	9.6	1.51
	Skyline Bankshares	**VA**	**SLBK**	**Floyd**	**28**(1)	**1,223,985**(1)	**0.15**	**7.59**	**0.78**	**10.1**	**3.68**	**74**	**11.28**	**12.25**	**9.66**	**79.4**	**2,582**	**7.7**	-	**78.9**	**5.2**	**4.08**
	Selected Peer Group Median					916,341	0.11	7.89	0.88	12.2	3.36	71						8.2	7.7	93.3	7.5	3.03
	Selected Peer Group Mean					930,438	0.23	7.65	0.79	10.6	3.29	71						11.1	7.7	99.8	7.5	3.11

RAYMOND JAMES

(1) Illustrated pro forma for pending acquisition of Johnson County Bank; number of branches excludes two LPOs

Note 1: Financial data as of or for the most recent period ended; bank level data used where consolidated data unavailable; market data as of August 19, 2024

Note 2: Analysis excludes merger targets, as well as The Bank of Southside Virginia (BSSC) due to ADTV being 0

Source: S&P Capital IQ Pro

Markets Served

Current Markets

Roanoke / Blacksburg / NRV

- Healthcare – Carillion Clinic, Lewis Gale Hospitals
- Education – Virginia Tech, Radford University, Roanoke College
- Industry – Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe

- Healthcare – Appalachian Regional Healthcare System
- Education – Appalachian State University
- Industry – Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd

- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Hickory

- Healthcare – Catawba Valley Healthcare / Frye Regional
- Education – Lenoir Rhyne University
- Industry – Apple & Google data centers, MDI, CommScope

Future Market Potential

Statesville/Mooresville (LPO -- Mooresville 2/2023)

- Healthcare – Davis Regional / Lake Norman Regional
- Education – Davidson College, UNC Charlotte
- Industry – Lowe's Companies, Inc., NGK Ceramics, Kewaunee Scientific Corporation

Winston-Salem

- Healthcare – Novant Health / Atrium Health Wake Forest Baptist
- Education – Wake Forest University, Winston Salem State, Salem College
- Industry – Lowe's Foods, Hanesbrands Inc., Reynolds American

Abingdon/Bristol (LPO -- Abingdon 8/2023)

- Healthcare – Bristol Regional Medical Center, Johnston Memorial Hospital
- Education – King College, Virginia Highlands, ETSU
- Industry – K-VA-T (Food City), Eastman Chemical Company, Amazon Distribution Center


ROANOKE
Salem
Cave Spring
Blacksburg
Fairlawn
Christiansburg
Wytheville
Floyd
Willis
Hillsville
Meadows of Dan
TRI-CITIES
Abingdon
Troutdale
Elk Creek
Galax
Whitetop
Independence
TENNESSEE
VIRGINIA
NORTH CAROLINA
Sparta
Mountain City
West Jefferson
Boone
Wilkesboro
Yadkinville
WINSTON-SALEM
Lenoir
Hudson
Mocksville
Hickory
Mooresville
CHARLOTTE
NORTH CAROLINA
SOUTH CAROLINA
N

Johnson County Bank: Skyline's Entrance Into the Tennessee Market

Commentary

Acquisition Details

- On April 17, 2024, Skyline announced that it had entered into a definitive agreement to acquire Johnson County Bank ("JCB") in a $25.0M all-cash transaction
- With its third acquisition, Skyline will advance its current footprint into an attractive eastern Tennessee market
  - Expands on Skyline's current lending and deposit relationships in Boone and West Jefferson, NC and creates an access point for new relationships in Bristol, TN / VA
- The transaction is expected to be immediately accretive to Skyline's estimated earnings, resulting in attractive pro forma profitability metrics when compared to its peers

Details On JCB

- Johnson County Bank is a $160M asset bank founded in 1975 and headquartered in Mountain City, TN
  - Johnson County Bank operates one branch and is one of only three banks in Mountain City, TN
- JCB had a 6.49% yield on loans as of June 30, 2024
  - 95% of loans will reprice within the next 5 years
- Additionally, JCB had a 1.37% cost of total deposits MRQ
  - 25% of the portfolio was Non-Interest Bearing
  - 37% was Interest-DDA, Money Market, and Savings

Historical Financials

($000s)	2021Y	2022Y	2023Y	2024Q1	2024Q2
Balance Sheet					
Total Assets	147,857	148,665	151,889	154,230	159,557
Gross Loans	69,848	81,527	83,369	86,322	90,495
Loan Growth (%)	5.2	16.7	2.3	14.2	19.3
Total Deposits	121,787	125,893	119,785	122,122	126,800
Accumulated Oth Comp Inc	39	(4,200)	(3,850)	(4,209)	(3,937)
Loans / Deposits (%)	57	65	70	71	71
Cash & Securities / Assets (%)	49	41	41	40	38
Capital Position					
Tang. Common Equity	22,237	18,955	20,097	20,093	20,697
TCE Ratio (%)	15.0	12.8	13.2	13.0	13.0
Bank Leverage Ratio (%)	14.4	15.6	15.8	15.8	15.7
Profitability					
Net Income	2,325	1,238	1,082	356	331
ROAA (%)	1.59	0.83	0.72	0.92	0.84
ROATCE (%)	10.6	6.3	5.6	7.1	6.5
Non-int. Inc. / Avg. Assets (%)	1.76	0.40	0.41	0.40	0.37
Non-int. Exp. / Avg. Assets (%)	2.85	2.48	2.68	2.38	2.78
Efficiency Ratio (%)	61	68	73	66	71
Asset Quality and LLR					
NPAs / Assets (%)	0.82	0.78	0.74	0.73	0.76
LLR / Gross Loans (%)	1.00	1.01	1.01	0.97	0.92
NCOs / Avg. Loans (%)	(0.01)	-	0.01	0.01	0.01
Yields & Costs					
Net Interest Margin (%)	2.98	3.24	3.25	3.15	3.51
Yield on Loans (%)	5.35	5.08	5.42	5.85	6.49
Cost of Total Deposits (%)	0.31	0.28	1.02	1.30	1.37

Note: Financial data as of or for the quarter ended June 30, 2024

Source: S&P Capital IQ Pro

New Markets are Target Rich

Number of Banks with $100M - $1B in Assets



Legacy Markets: 41 banks
27
14
81
VA
NC
TN

Source: S&P Capital IQ

- Tennessee has nearly 2x the number of banks between $100M and $1B in assets as Virginia and North Carolina combined
- We actively call on potential bank targets and merger partners in both our legacy and new markets
- We believe that our strong acquisition track record has positioned us as a merger partner of choice in these markets
- We will continue to be disciplined in our M&A approach, favoring acquisitions of banks with compatible cultures and on appropriate terms



Financial Information

Skyline National Bank

ALWAYS OUR BEST

Condensed Balance Sheets

- Investment securities at 6/30/2024
  - > No HTM securities
  - > Modified duration 5.9
  - > @ $54.5 million with average maturity of 3.5 years
- Core loan growth:
  - > 7.99% for year ended 6/30/2024
- Loan-to-deposit ratio of 87% (as of 6/30/2024)
- High percentage of noninterest-bearing deposits 31% (as of 6/30/2024)
- Uninsured deposits ratio of 30% as of 6/30/2024
  - > 30% as of 2/28/2023
- No brokered deposits
- Off-balance sheet liquidity
  - > Unsecured FF lines of $73 million
  - > FHLB credit availability of $237.4 million

(in thousands, except per share data)	June 30, 2024	March 31, 2024	December 31, 2023	June 30, 2023
Assets				
Cash and Cash Equivalents	$ 30,456	$ 21,732	$ 22,093	$ 21,196
Investment Securities	124,066	125,977	130,727	130,887
Loans, net	826,744	819,919	810,965	772,514
Core Deposit Intangible	758	837	917	1,076
Goodwill	3,257	3,257	3,257	3,257
Other Assets	79,147	78,358	77,884	78,221
Total Assets	$ 1,064,428	$ 1,050,080	$ 1,045,843	$ 1,007,151
Liabilities				
Deposits	$ 948,107	$ 930,441	$ 928,742	$ 903,438
Borrowings	25,000	30,000	27,500	20,304
Other Liabilities	6,812	6,764	6,719	6,245
Total Liabilities	979,919	967,205	962,961	929,987
Stockholder's Equity	84,509	82,875	82,882	77,164
Total Liabilities and Equity	$ 1,064,428	$ 1,050,080	$ 1,045,843	$ 1,007,151
Book Value Per Common Share	$ 15.01	$ 14.72	$ 14.84	$ 13.81
Tangible Book Value Per Common Share	$ 14.30	$ 14.00	$ 14.09	$ 13.03
Loan-to-Deposit Ratio(%)	87.20	88.12	87.32	85.51

Condensed Income Statements



Net Interest Margin
4.00%
3.50%
3.00%
3.74%
3.68%
3.86%
3.64%
3.72%
2021
2022
2023
Q1 2024
Q2 2024



Efficiency Ratio
75.00%
65.00%
74.69%
67.53%
67.22%
69.53%
74.98%
2020
2021
2022
2023
YTD 2024(1)

	Three Months Ended		Six Months Ended	
(in thousands, except per share data)	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Interest Income	$ 12,400	$ 10,593	$ 24,386	$ 20,661
Interest Expense	3,297	1,703	6,416	2,766
Provision for Loan Losses	71	(195)	164	(301)
Noninterest Income	1,670	1,730	3,369	3,294
Noninterest Expense	8,382	7,397	16,358	14,732
Net Income Before Taxes	2,320	3,418	4,817	6,758
Income Taxes	506	665	952	1,277
Net Income	$ 1,814	$ 2,753	$ 3,865	$ 5,481
Earnings Per Share	$ 0.33	$ 0.49	$ 0.70	$ 0.98
Dividend Payout Ratio (%)	n/a	n/a	32.86	21.53
Profitability Ratios (%) - As Reported				
Net Interest Margin (%)	3.72	3.82	3.68	3.86
ROAA (%)	0.69	1.10	0.74	1.10
ROATE (%)	8.81	14.35	9.38	14.57
Efficency Ratio (%) (1)	74.49	69.65	74.98	69.53

(1) excludes merger-related costs of $357 thousand

Loan Portfolio

Data as of June 30, 2024

Diverse portfolio – by loan type, industry, and geography

84% adjustable/variable - 16% fixed

Weighted average yield of 5.66%

Granular small business and retail portfolio:

- Average balance 1-4 family RE is $73,196
- Average balance CRE loans is $366,439
- Locally focused lenders
- Participations limited by policy (approximately 2% of total portfolio)
- Multi-family includes student housing at Virginia Tech, Radford University, and Appalachian State University

Commercial Real Estate (33% of portfolio):

- 48% of CRE portfolio is Owner Occupied


C&I
5%
Other
2%
C&D
6%
Farmland
3%
1-4 Family
42%
CRE
33%
Multi-family
9%

Commercial Real Estate

Data as of June 30, 2024

Office includes, but not limited to:

- Professional Services
- Personal Services
- Offices of Real Estate Agents and Brokers
- Property Managers
- Insurance Agencies
- Investment Services and Portfolio Management
- Child Care Services
- Motor Vehicle Dealers and Parts

Other includes, but not limited to:

- Church
- Convenience Store
- Mobile Home Park
- Assisted Living
- Car Wash
- Recreational
- Industrial
- Undeveloped Land


Office
17%
Hotel/Motel
17%
Medical Office
7%
Mfg/whse/office
Combo
6%
Warehouse
7%
Retail Center
5%
Retail
Standalone
7%
Mini
Storage
5%
General
Industrial
5%
Restaurant
4%
Other
20%

Deposit Portfolio

Data as of June 30, 2024

Geographic diversity – Individual market pricing potential

Cost of funds Q2: 137 bps

Core deposits to total deposits: 90%

Core deposits to total assets: 81%
(FDIC peer group average 73%)

Noninterest-bearing deposits: 31%

Average annual net DDA growth in excess of 2,300 accounts over the past 30 months

No brokered deposits or internet-based funding

Top 20 deposit relationships

- $85.7 million at 6/30/24
- $68.6 million at 2/28/23 (prior to SVB failure)



Time Deposits > $250K 10%
Noninterest DDAs 31%
Interest-bearing DDAs 15%
Money Market 8%
Savings 15%
Time Deposits < $250K 21%

Skyline Family – Overview

Culture

- "Always our Best"

Corporate Governance

- 14 Directors with annual terms
- Independent Chair & Vice-Chair
- 7 Committees

Management Team

- Market knowledge
- Complimentary skills in core functions
- Depth with built-in succession
- M&A experience – 2 deals closed successfully

Investing in the future

- Nine graduates from the Virginia Bankers School of Bank Management (two top bankers in their class and one tied for second place in their class) with three currently enrolled
- Four graduates from the Graduate School of Banking at Louisiana State University
- One graduate from the Graduate School of Banking at University of Wisconsin
- Eight participants in our summer intern program are now full-time employees
- Since inception, our employee-funded "Kindness Fund" has put over $120,000 back in the hands of co-workers facing hardships



Skyline Family – Leadership

NAME	POSITION	EDUCATION	AGE	EXPERIENCE
Thomas Jackson	Chairman of the Board	Hampden Sydney College,College of William and Mary, J.D.	66	22
David McNeill	Vice-Chairman of the Board	University of North Carolina - Chapel Hill	60	11
Blake Edwards	Chief Executive Officer	Radford University	59	33
Lori Vaught	Chief Financial Officer	Radford University	51	29
Beth Worrell	Chief Risk Officer	Emory and Henry College	50	28
Rodney Halsey	Chief Operations Officer	Appalachian State University	55	32
Jonathan Kruckow	VA State President	Virginia Tech	40	18
Milo Cockerham	Chief Retail Banking Officer	Emory and Henry College	37	15
Ron Pearson	NC State President	Appalachian State University, Wake Forest University	74	52

Moving Forward


Downtown Hickory, NC

Quality

Growth

- Organic
- LPOs
- Branch expansion
- Small bank acquisition

Performance

Always Our Best

Thank you for the opportunity to share the Skyline story.
We are happy to answer any questions you might have.

BLAKE EDWARDS
President and CEO
bedwards@skylinenationalbank.com
1.276.773.2811

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Skyline National Bank

ALWAYS OUR BEST

1.866.773.2811 | SkylineNational.Bank